Exhibit 10.9

Amendment to Restricted Stock Award Agreement

This amendment to Restricted Stock Award Agreement (this “Amendment”) is effective as of May __, 2023 (the “Effective Date”) and is entered into by and between ______________________ (the “Awardee”) and U.S. GoldMining Inc. (the “Company”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in that certain Restricted Stock Award Agreement, dated September 23, 2022, by and between the Awardee and the Company (the “Award Agreement”).

WHEREAS, the Company previously granted the Awardee _____________________ restricted shares of the Company’s common stock (the “Restricted Stock”), pursuant to the U.S. GoldMining Inc. 2022 Equity Incentive Plan (the “Plan”), which Restricted Stock were subject to certain vesting and forfeiture conditions as set forth in the Award Agreement;

WHEREAS, Section 3.6 of the Award Agreement provides that the Award Agreement may be amended or modified by means of a written document signed by the Company and the Awardee if such amendment or modification shall adversely affect any rights of the Awardee; and

WHEREAS, the Company and the Awardee mutually desire and agree to amend the Award Agreement to modify the vesting conditions applicable to the Restricted Stock as provided herein.

NOW, THEREFORE, in accordance with Section 3.6 of the Award Agreement and in consideration of the mutual promises, conditions, and covenants contained herein and in the Award Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby agree to amend the Award Agreement, effective as of the Effective Date, as follows:

1. Section 2.1 of the Award Agreement is hereby amended by adding the following new paragraph to the end of Section 2.1:

Notwithstanding the foregoing, (i) upon satisfaction of the conditions referenced in both Section 2.1(f) and Section 2.1(g) (regardless of whether they occur simultaneously or consecutively), all of the unvested Restricted Stock will be 100% vested and will be deemed Released Stock; or (ii) in the event the Company files the disclosure specified in Subpart 1300 of the U.S. Securities and Exchange Commission (“SEC”) Regulation S-K Report with the SEC or the disclosure specified in Canadian National Instrument 43-101, Standards for Disclosure for Mineral Products, to the relevant Canadian securities regulator (the “Securities Filing”) that includes, in either disclosure, an aggregate estimate of mineral resources for the Whistler Project or any other project owned or operated by the Company of 3,000,000 additional gold or gold equivalent ounces from the amount reported on the disclosure specified in the Company’s Subpart 1300 of the SEC Regulation S-K Report dated September 22, 2022, ________1 shares of the Restricted Stock will be deemed Released Stock as of the date of such Securities Filing (or if such amount exceeds the number of shares of Restricted Stock that have not yet become Released Stock at the time, such lesser number of shares of Restricted Stock) reducing, on a proportional basis, the number of unvested shares of Restricted Stock subject to each vesting condition in Section 2.1 (for instance, if the conditions in Sections 2.1(a) and (b) have been met prior to the date of the Securities Filing and no other conditions have been satisfied, the unvested percentages subject to satisfaction of the conditions referenced in Sections 2.1(c) – (g) shall be reduced to 8.6% for Sections 2.1(c)-(f) and 5.7% for Section 2.1(g)).

2. Section 2.4(d) of the Award Agreement is hereby amended by deleting the section reference “Section 5.04” and replacing it with the following new section reference “Section 6.2”.

3. This Amendment may be executed in two or more counterparts (including by facsimile or portable document format (“.pdf”) counterparts), all of which taken together shall constitute one instrument. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original document for all purposes. Signatures of the parties transmitted by facsimile or .pdf shall be deemed to be their original signatures for any purpose whatsoever.

[Signature Page Follows]

1 30% of the number of shares of Restricted Stock.

IN WITNESS WHEREOF, the Company and the Awardee have executed, or caused to be executed, this Amendment, to be effective as of the Effective Date.

THE COMPANY

U.S. GoldMining Inc.

By:
Name:
Title:

THE AWARDEE